UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
February 10, 2021
Date of Report (Date of earliest event reported)
THE PNC FINANCIAL SERVICES GROUP, INC.
(Exact name of registrant as specified in its charter)
Commission File Number 001-09718

Pennsylvania	25-1435979
(State or other jurisdiction of	(I.R.S. Employer
incorporation)	Identification No.)
The Tower at PNC Plaza
300 Fifth Avenue
Pittsburgh, Pennsylvania 15222-2401
(Address of principal executive offices, including zip code)
(888) 762-2265
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $5.00	PNC	New York Stock Exchange
Depositary Shares Each Representing a 1/4,000 Interest in a Share of Fixed-to- Floating Rate Non-Cumulative Perpetual Preferred Stock, Series P	PNC P	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective February 10, 2022, the Board of Directors (“Board”) of The PNC Financial Services Group, Inc. (“PNC”) adopted amended and restated bylaws (the “Amended and Restated Bylaws”) of PNC. The amendments are summarized below:

a.Article II was amended to:
i.Move annual meeting date from fourth Tuesday of April to fourth Wednesday of April.
ii.Clarify provisions related to shareholder participation in meetings by electronic means.
b.Article III was amended to:
i.Reduce the maximum Board size from 36 to 25.
ii.Clarify procedure to elect Chair and Vice Chairs of Board.
iii.Clarify director term of office language.
iv.Clarify and define notice and waiver provisions for meetings of the Board.
v.Clarify director expense reimbursement policy.
c.Article IV was amended to:
i.Update definitions of officers.
ii.Define officer tenure.
d.Article V was amended to:
i.Update Board committee membership requirements to be consistent with committee charters.
ii.Require that Board committee charters contain membership requirements.
iii.Provide for appointment of special committee members if needed.
e.Article VI was amended to:
i.Update provisions related to electronic execution of stock certificates if shares are certificated.
ii.Clarify requirements of transfer agent with respect to uncertificated shares.
f.Article VII was amended to update indemnification provisions.
g.Article IX regarding exercise of authority during emergencies was removed and replaced with emergency bylaws provisions.
h.Article X regarding charitable contributions was removed.

Additionally, the Amended and Restated Bylaws eliminate certain language that was no longer applicable and make other ministerial and conforming changes.

The foregoing summary of the Amended and Restated Bylaws is qualified in its entirety by reference to, and should be read in conjunction with, the Amended and Restated Bylaws filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference. In addition, a marked copy of the Amended and Restated Bylaws showing all changes made to PNC’s prior bylaws is filed as Exhibit 3.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

Number	Description	Method of Filing

3.1	Amended and Restated Bylaws of The PNC Financial Services Group, Inc. effective February 10, 2022.	Filed herewith

3.2	Marked copy of Amended and Restated Bylaws of The PNC Financial Services Group, Inc. effective February 10, 2022.	Filed herewith

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PNC FINANCIAL SERVICES GROUP, INC. (Registrant)
Date:	February 11, 2022	By:	/s/ Gregory H. Kozich
Gregory H. Kozich
Senior Vice President and Controller